UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 18, 2019

CBAK ENERGY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, Meigui Street
Huayuankou Economic Zone
Dalian, China, 116450
(Address, including zip code, of principal executive offices)

(86)(411)-3918-5985
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBAT	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On November 18, 2019, CBAK Energy Technology, Inc. (the “Company”) held the 2019 annual meeting of stockholders of the Company (the “Annual Meeting”) at the Company’s headquarters in Dalian, China. Holders of the Company’s common stock at the close of business on September 24, 2019 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 44,175,481 outstanding shares of common stock entitled to vote. A total of 39,372,185 shares of common stock (89.13%), constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.

The stockholders voted on two proposals at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement dated September 27, 2019 and the relevant portions of which are incorporated herein by reference. The final results for the votes regarding each proposal are set forth below.

Proposal 1: The Company’s stockholders elected five directors to the Board of Directors of the Company to serve until the 2020 annual meeting of stockholders. The votes regarding this proposal were as follows:

				Broker
	Votes For	Votes Against	Abstentions	Non-Votes
Yunfei Li	34,524,338	34,299	2,172	4,811,376
J. Simon Xue	34,437,337	121,230	2,242	4,811,376
Martha C. Agee	34,434,938	120,924	4,947	4,811,376
Jianjun He	34,435,230	120,695	4,884	4,811,376
Guosheng Wang	34,521,567	34,257	4,985	4,811,376

Proposal 2: The Company’s stockholders ratified the selection of Centurion ZD CPA & Co. as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2019. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions
39,136,002	213,932	22,251

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBAK ENERGY TECHNOLOGY, INC.

Date: November 19, 2019	By:	/s/Xiangyu Pei
Xiangyu Pei
Interim Chief Financial Officer

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